UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2025

XTANT MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34951	20-5313323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

(406) 388-0480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000001 per share	XTNT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Purchase Agreements to Sell Coflex/CoFix Business and International Hardware Business

On July 7, 2025, Xtant Medical Holdings, Inc., a Delaware corporation (the “Company”), and Surgalign SPV, Inc., a Delaware corporation and wholly owned subsidiary of the Company (together with the Company, the “Seller”), entered into an Asset Purchase Agreement (the “Coflex/CoFix Agreement”) with Companion Spine, LLC, a Delaware limited liability company to whom the Company has sold certain of its Coflex and CoFix products from time to time in the ordinary course of business (“Companion”), or its affiliate designee (together with Companion, the “Buyer”). Pursuant to and subject to the terms and conditions of the Coflex/CoFix Agreement, the Seller agreed to sell and assign to the Buyer certain assets relating to the Seller’s Coflex and CoFix products in the United States (the “Coflex/CoFix Business” and such assets, the “Coflex/CoFix Assets” ) and the Buyer agreed to assume certain liabilities in connection therewith (such transaction, the “Coflex/CoFix Transaction”) for a total purchase price of $17.5 million, subject to a closing inventory valuation adjustment set forth in the Coflex/CoFix Agreement (the “Coflex/CoFix Purchase Price”). Concurrently with the execution and delivery of the Coflex/CoFix Agreement, $2.5 million of the Coflex/CoFix Purchase Price was paid to the Seller as a cash deposit that is non-refundable, except in the event the Coflex/CoFix Agreement is terminated by the Buyer due to certain breaches by Seller under the Coflex/CoFix Agreement. Completion of the Coflex/CoFix Transaction is subject to the Buyer obtaining financing. Up to two additional $2.5 million cash deposits may be paid to the Seller by the Buyer in the event the Buyer requires additional time to obtain financing. The remaining balance of the Coflex/CoFix Purchase Price will be paid to the Company at the closing of the Coflex/CoFix Transaction and will consist of a cash payment of up to $6.8 million (if the two additional deposits are not made) and a $8.2 million unsecured promissory note to be issued by the Buyer to the Seller. The promissory note will mature on December 31, 2025.

Also, on July 7, 2025, the Company, Paradigm Spine GmbH, a German Gesellschaft mit beschränkter Haftung and wholly owned subsidiary of the Company engaged in the operation of the Company’s hardware business outside of the United States (“Paradigm”), simultaneously entered into an Equity Purchase Agreement (the “Paradigm Agreement” and together with the Coflex/CoFix Agreement, the “Agreements”), with Companion, pursuant to which and subject to the terms and conditions thereof, the Company agreed to sell to Companion all of its shares of equity securities of Paradigm, which constitute 100% of the issued and outstanding shares of equity securities of Paradigm (the “Paradigm Shares” and such transaction the “Paradigm Transaction” and together with the Coflex/CoFix Transaction, the “Transactions”) for a total purchase price of $1.7 million, subject to certain cash, indebtedness and net working capital adjustments set forth in the Paradigm Agreement (the “Paradigm Purchase Price”). As with the Coflex/CoFix Transaction, completion of the Paradigm Transaction is subject to Companion obtaining financing.

The completion of the Transactions is expected to occur in the third quarter of 2025, although no assurance can be provided that the closings will not be delayed or that the closings will occur. The closing of each of the Transactions is contingent on the other closing at the same time. The Agreements contain certain termination rights for the respective parties, including the right to terminate the Coflex/Cofix Agreement and Paradigm Agreement if the Coflex/CoFix Transaction or Paradigm Transaction, respectively, is not consummated by September 15, 2025, which date is subject to extension if Companion pays additional deposits to the Company.

The Coflex/CoFix Agreement and the Paradigm Agreement contain customary representations, warranties and covenants of the parties, and the completion of each of the Transactions is subject to a number of customary conditions set forth in the Agreements, which, among others, include the performance by each party of its obligations under the respective Agreement and the accuracy of the representations in each respective Agreement. Subject to certain limitations, the respective parties to the Agreements have agreed to indemnify the other party for certain matters, including breaches of representations, warranties and covenants, subject in certain cases to a $250,000 deductible and $2.0 million cap.

The foregoing summaries of the Agreements are not complete and are qualified in their entirety by reference to the full text of the Coflex/CoFix Agreement and Paradigm Agreement, which are filed as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The respective representations, warranties and covenants set forth in the Coflex/CoFix Agreement and Paradigm Agreement have been made only for purposes of the Coflex/CoFix Agreement and Paradigm Agreement, respectively, and solely for the benefit of the parties thereto, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Coflex/CoFix Agreement and Paradigm Agreement, respectively, instead of establishing these matters as facts. In addition, information regarding the subject matter of the representations and warranties made in the Coflex/CoFix Agreement and Paradigm Agreement, respectively, may change after the date of the Coflex/CoFix Agreement and Paradigm Agreement, respectively. Accordingly, the Agreements are included with this Current Report on Form 8-K only to provide investors with information regarding its terms and not to provide investors with any other factual information regarding the Company, its subsidiaries, the Coflex/CoFix Assets, the Paradigm Shares or the Company’s or its subsidiaries’ respective businesses as of the date of the Agreements or as of any other date.

MidCap Limited Consent Agreements

In addition, on July 7, 2025, the Company and certain of its subsidiaries entered into a Limited Consent to Amended and Restated Credit, Security and Guaranty Agreement (Term Loan) (the “Term Loan Limited Consent”) with MidCap Financial Trust and a Limited Consent to Amended and Restated Credit, Security and Guaranty Agreement (Revolving Loan) (the “Revolving Loan Limited Consent” and together with the Term Loan Limited Consent, the “Limited Consent Agreements”) with MidCap Funding IV Trust (collectively, with MidCap Financial Trust, “MidCap”). Under the Limited Consent Agreements MidCap agreed, subject to the terms and conditions set forth in the Limited Consent Agreements, to, among other things, consent to the Company entering into the Coflex/CoFix Agreement and Paradigm Agreement and the consummation of the Transactions in accordance with the terms and subject to the conditions set forth therein, including the prepayment in accordance with the Term Loan Credit Agreement of $9.6 million to MidCap from the proceeds of the transactions contemplated by the Coflex/CoFix Agreement and Paradigm Agreement.

The foregoing summary description of the Limited Consent Agreements does not purport to be complete and is qualified in its entirety by the full text of the Limited Consent Agreements, filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On July 8, 2025, the Company issued a press release announcing the execution of the Coflex/CoFix Agreement and Paradigm Agreement described in Item 1.01 above. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 8.01	Other Events.

The Company is supplementing the risk factors described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the Securities and Exchange Commission (“SEC”) on March 6, 2025, and subsequent SEC filings by the Company, including without limitation its most recent Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025 filed with the SEC on May 12, 2025 to add the following new risk factors in light of the Company’s execution of the Coflex/CoFix Agreement and Paradigm Agreement:

The Company’s pending sale of its Coflex/CoFix Business to Companion Spine, LLC involves a number of risks and uncertainties, the occurrence of which could adversely affect the Company’s business, financial condition, and operating results.

On July 7, 2025, the Company and certain subsidiaries of the Company entered into the Coflex/CoFix Agreement and the Paradigm Agreement with Companion pursuant to which the Company and these subsidiaries agreed to sell and assign to Companion or its designee certain assets relating to the Company’s Coflex and CoFix products and its international hardware business. While the completion of the Transactions is expected to occur in the third quarter of 2025, no assurance can be provided that the Transactions will be completed within the anticipated time frame or at all. The closing of each of the Transactions is contingent upon one another and could be delayed or terminated for any reason. In addition, the completion of the Transactions may cause interruption to the Company’s business that could have an adverse effect on its operating results and financial condition. The Transactions involve risks and uncertainties, the occurrence of which could adversely affect the Company’s business, financial condition, and operating results, including:

●	delays in completing the Coflex/CoFix Transaction and the Paradigm Transaction within the expected time period and the risk that the Transactions may not be completed at all, including without limitation if the Buyer is unable to obtain sufficient financing to fund the Transactions, or other intervening events;

●	diversion of management’s attention to complete the Transactions and from the Company’s existing core business;

●	potential loss of key Company employees, suppliers, customers, distributors, and independent sales agents or other adverse effects on existing business relationships with suppliers, customers, distributors and independent sales agents as a result of the public announcement of and/or completion of the Transactions;

●	adverse impact on the Company’s business, financial condition and operating results if the Transactions are not completed, or if completed, do not achieve the anticipated effects, revenue, earnings, cost or revenue savings, or other financial results projected in the Company’s post-Transactions valuation models, or delays in the realization thereof;

●	other disruption to the Company’s existing operations and business;

●	the incurrence of more transaction costs than initially anticipated, which would reduce the Company’s net proceeds from the Transactions, if completed;

●	in the event the Transactions are completed, the failure of the Buyer to pay off the $8.2 million promissory note to be issued to the Company at the closing of the Coflex/CoFix Transaction;

●	in the event the Transactions are not completed and the Agreements are terminated, the adverse impact of such termination on the Company’s business, including in particular its Coflex/CoFix Business and international hardware business;

●	inaccurate assessment of unanticipated costs and liabilities associated with the Transactions, including potential litigation and adverse tax consequences;

●	incorrect accounting treatment of or estimates made in the accounting for the Transactions; and

●	other factors described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on March 6, 2025, and subsequent SEC filings by the Company, including without limitation its most recent Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025 filed with the SEC on May 12, 2025.

Cautionary Statement Regarding Forward-Looking Statements

The statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “intends,” ‘‘expects,’’ ‘‘anticipates,’’ ‘‘plans,’’ ‘‘believes,’’ ‘‘estimates,’’ “continue,” “future,” ‘‘will,’’ “potential,” “going forward,” similar expressions or the negative thereof, and the use of future dates. Forward-looking statements in this Current Report on Form 8-K include statements related to the closing of the Transactions, including the anticipated timing thereof, the payment of the Coflex/CoFix Purchase Price and the Paradigm Purchase Price, which is dependent upon the Buyer obtaining sufficient additional financing, and the possibility that the Transactions may not be completed within the anticipated time frame or at all and that the Agreements could be terminated. The Company cautions that its forward-looking statements by their nature involve risks and uncertainties, and actual results may differ materially depending on a variety of important factors, including, among others: the occurrence of any event, change or other circumstances that could give rise to the right of the parties to the Coflex/CoFix Agreement and/or Paradigm Agreement to terminate either or both Agreements; the possibility that the Transactions are not completed or, if completed, that the anticipated benefits of the Transactions are not realized when expected or at all; the possibility that the Transactions may be more expensive to complete than anticipated; diversion of management’s attention from ongoing business operations and opportunities; exposure to potential litigation and adverse tax consequences, and other risks and uncertainties, including those described above. Additional risk factors are contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 6, 2025 and subsequent SEC filings by the Company, including without limitation its most recent Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025 filed with the SEC on May 12, 2025. Investors are encouraged to read the Company’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by this cautionary statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Asset Purchase Agreement, dated July 7, 2025, among Xtant Medical Holdings, Inc., Surgalign SPV, Inc., and Companion Spine, LLC, or its Affiliate designee (filed herewith)

2.2*	Equity Purchase Agreement, dated July 7, 2025, among Xtant Medical Holdings, Inc., Paradigm Spine GmbH, and Companion Spine, LLC (filed herewith)

10.1*	Limited Consent to Amended and Restated Credit, Security and Guaranty Agreement (Term Loan), dated as of July 7, 2025, among Xtant Medical, Inc., Bacterin International, Inc., X-spine Systems, Inc., Surgalign SPV, Inc., and any additional borrower that hereafter becomes party thereto, Xtant Medical Holdings, Inc., as a guarantor, MidCap Financial Trust, as agent, and the other financial institutions or other entities from time to time parties thereto (filed herewith)

10.2*	Limited Consent to Amended and Restated Credit, Security and Guaranty Agreement (Revolving Loan), dated as of July 7, 2025, among Xtant Medical, Inc., Bacterin International, Inc., X-spine Systems, Inc., Surgalign SPV, Inc., and any additional borrower that hereafter becomes party thereto, Xtant Medical Holdings, Inc., as a guarantor, MidCap Funding IV Trust, as agent, and the other financial institutions or other entities from time to time parties thereto (filed herewith)

99.1	Press Release of Xtant Medical Holdings, Inc. issued July 8, 2025 entitled “Xtant Medical Announces Definitive Agreements for the Sale of its Coflex® and CoFix® Spinal Implants and All OUS Businesses to Companion Spine” (furnished herewith)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	All exhibits and schedules to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish the omitted exhibits and schedules to the SEC upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTANT MEDICAL HOLDINGS, INC.

By:	/s/ Sean E. Browne
Sean E. Browne
President and Chief Executive Officer

Date: July 8, 2025